UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2008

Commission file number 1-15117
On2 Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	84-1280679
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

21 Corporate Drive, Suite 103, Clifton Park, NY (Address of principal executive offices)	12065 (Zip Code)

(518) 348-0099
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 27, 2008, On2 Technologies, Inc. (the “Company”) issued a press release announcing certain matters relating to its results for certain completed fiscal periods. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On May 27, 2008, On2 Technologies, Inc. (the “Company”) issued a press release announcing certain matters relating to non-reliance on previously issued financial statements of the Company for its second and third quarters of 2007. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This report and the accompanying press release contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties and reflect the Company’s judgment as of the date of hereof. These statements are introduced by words such as “believes,” “expects,” “anticipates,” “estimates,” “may,” “should,” “could,” “plan,” “intend” or similar expressions. Forward-looking statements include statements related to the expected results of the Company’s review of transactions and revenue items; the Company’s ability to restate financial statements and to complete those restatements in a timely and accurate manner; the Company’s ability to complete and make amended filings with respect to prior periods; the Company’s ability to complete and file its Form 10-K for the year ended December 31, 2007 and Form 10-Q for the quarter ended March 31, 2008; the Company’s ability to have its independent registered public accounting firm review restated quarterly financial statements, audit annual financial statements and review quarterly financial statements; the Company’s assessment of internal control over financial reporting and its conformity to applicable requirements, including Section 404 of the Sarbanes-Oxley Act of 2002; the impact of the Audit Committee’s review of the restatement and the disclosure on the amended and periodic reports on the Company’s business operations, its relationships with business partners and employee relations; the anticipated costs and expenses of the Audit Committee’s review and related activities. Actual results of the Company may differ materially from the preliminary estimated results as a result of various risks and uncertainties, including unanticipated accounting issues or audit or review issues regarding the financial statements being restated, audited, or reviewed; inability of the Company or its independent registered public accounting firm to confirm information or data in the Audit Committee’s review; unanticipated issues regarding the review that prevent or delay the Company’s independent registered public accounting firm from relying upon the review or that require additional efforts; the Company’s inability to design or improve internal control over financial reporting to address issues detected in the review; the detection of wrongdoing or improper activities not identified by the Audit Committee’s review; the impact upon operations, business, personnel, legal compliance matters or internal control over financial reporting review, improvement and remediation; difficulties in controlling expenses, including the costs of the review, legal compliance matters or internal control over financial reporting review, improvement and remediation; impact of changes in management or staff levels; as well as other risks and uncertainties discussed more fully in the Company’s SEC filings, including those discussed under Item 1A. “Risk Factors Related to Our Business” in the Company’s Form 10-K for the fiscal year ended December 25, 2006, and in the “Management’s Discussion and Analysis” section of the Company’s Form 10-Q for the quarter ended September 30, 2007, which are on file with the U.S. Securities and Exchange Commission and may be accessed at http://www.sec.gov or via the Company’s investor relations web page at http://www.on2.com. The Company disclaims any obligation to update or correct any forward-looking statements made herein due to the occurrence of events after the issuance hereof.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON2 TECHNOLOGIES, INC.
(Registrant)

Date: May 27, 2008	By:	/s/ Matt Frost
Matt Frost
Executive Vice President

Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 27, 2008